SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  June 20, 1997
                           -----------------------------
                                 Date of Report
                             (Date of Earliest Event
                                    Reported)



                          PHARMASYSTEMS HOLDINGS CORP.
                   ---------------------------------------------
                    (Exact Name of Registrant as Specified in
                                   Charter)


        Colorado                     0-21851                  84-1189040
-------------------------    ------------------------    ----------------------
    (State or other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                        Identification No.)
     Incorporation)


                         7350 N.W. 7th Street, Suite 104
                              Miami, Florida 33126
                      ------------------------------------
                         (Address of Principal Executive
                                    Offices)


      Registrant's Telephone Number, Including Area Code: (305) 267-9500


                                 EURO-TEL, INC.
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                       --------------------------------------
              (Former Name or Former Address, if Changed Since Last
                                     Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      A change in control of the registrant occurred on June 20, 1997 pursuant to the terms and conditions of that certain Agreement and Plan of Reorganization (the "Merger Agreement") dated June 20, 1997 by and among Euro-Tel, Inc., a Colorado corporation ("Euro-Tel"), PharmaSystems Cost Containment Corp., a Florida corporation ("PharmaSystems"), Andrew I. Telsey and Darlene D. Kell which provided for the merger (the "Merger") of PharmaSystems with and into Euro-Tel, as the surviving entity, pursuant to a tax-free reorganization in accordance with Sections 354 and 368 of the Internal Revenue Code of 1986, as amended. Pursuant to the Merger Agreement, Euro-Tel acquired one hundred percent (100%) of the issued and outstanding common stock of PharmaSystems in consideration for the issuance of 18,000,000 newly issued shares of Euro-Tel common stock which were issued to the PharmaSystems shareholders on a pro rata basis in accordance with their respective ownership interests in PharmaSystems. As a result of the Merger, the PharmaSystems' shareholders, who own ninety (90%) of the issued and outstanding common stock of Euro-Tel, assumed control of the registrant from Andrew I. Telsey, with Jose L. Rodriguez, M.D. controlling, either directly or indirectly, approximately twenty-eight percent (28%) of the issued and outstanding common stock of the registrant. Upon completion of the Merger, Euro-Tel assumed the Business (as defined herein) of PharmaSystems.

      The foregoing is merely a summary of the Merger Agreement and the transactions contemplated therein and does not purport to be a complete statement of the terms, conditions and provisions thereof.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On June 20, 1997, Euro-Tel acquired all of the assets used to operate PharmaSystems' Business (the "Assets") by operation of law pursuant to the Merger. PharmaSystems was primarily a holding company for Lee's Prescription Shop, Inc., a Florida corporation and second-tier subsidiary of PharmaSystems which owns and operates three licensed community retail pharmacies in the greater Miami area (the "Business"). The amount of consideration given for the Assets is set forth in Item 1 hereof.

ITEM 5.  OTHER EVENTS.

      In accordance with the Articles of Merger by and between Euro-Tel and PharmaSystems dated June 20, 1997, Euro-Tel's Certificate of Incorporation was amended to reflect a change of its corporate name to "PharmaSystems Holdings Corp."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

      The financial statements required by Item 7(a) of Form 8-K are not being filed herewith. The registrant will file such financial statements pursuant to an amendment hereto in accordance with Item 7 of Form 8-K.

       (b) Pro Forma Financial Information.

           The pro forma information required by Item 7(b) of Form 8-K is not being filed herewith. The registrant will file such pro forma information pursuant to an amendment hereto in accordance with Item 7 of Form 8-K.


       (c)  Exhibits.

        Exhibit
        Number                   Title                  Method of Filing

          2.1    Merger Agreement dated June 20, 1997    Filed herewith
                 together with all Exhibits and
                 Schedules thereto with the exception
                 of Euro-Tel Schedule 2.4 (financial
                 statements) which is available upon
                 request

          2.2    Plan of Merger dated June 20, 1997      Filed herewith

          2.3    Articles of Merger dated June 20,       Filed herewith
                 1997

         27.1    Financial Data Schedules                To be filed by
                                                         amendment


ITEM 8. The registrant will change its fiscal year from September 30 in each year to December 31, to coincide with the year end of PharmaSystems.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 8, 1997                     PHARMASYSTEMS HOLDINGS CORP.
                                       -----------------------------------------
                                                     (Registrant)


                                       /s/ Aurelio Alonso
                                       -----------------------------------------
                                                     (Signature)

                                      Its: Executive Vice President and
                                             Chief Financial Officer
                                           -------------------------------------

                                 Exhibit Index

Exhibit No.                   Title
-----------                   -----


2.1 Merger Agreement dated June 27, 1997 together with all Exhibits and Schedules thereto, with the exception of Euro-Tel's Schedule 2.4 (Financial Statements) which is available upon request

2.2       Plan of Merger dated June 20, 1997

2.3       Articles of Merger dated June 20, 1997